                                                                    Exhibit 24.1



                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Thomas M. Dougherty, Alan B. Catherall and Barbara L. Blackford his true and lawful attorneys-in-fact, each acting alone, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute and sign the Registration Statement on Form S-8 (the "Registration Statement") of AirGate PCS, Inc. ("AirGate"), and any or all amendments, including any post-effective amendments, to the Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby ratify and confirm that said attorneys-in-fact or their substitutes, each acting alone, may lawfully do or cause to be done by virtue hereof.

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


       Signature                               Title                          Date
       ---------                               -----                          ----
/s/ Thomas M. Dougherty          President, Chief Executive Officer      March 21, 2002
---------------------------      and Director (Principal Executive
Thomas M. Dougherty              Officer)

/s/ Bernard A. Bianciano         Director                                March 26, 2002
---------------------------
Bernard A. Bianchino

/s/ Michael S. Chae              Director                                March 28, 2002
---------------------------
Michael S. Chae

/s/ Robert A. Ferchat            Director                                March 21, 2002
---------------------------
Robert A. Ferchat

/s/ Sidney E. Harris             Director                                March 21, 2002
---------------------------
Sidney E. Harris

                                 Director
Barry J. Schiffman

/s/ Timothy M. Yager             Director                                March 21, 2002
---------------------------
Timothy M. Yager
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